Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  June 26, 1995



                            MARION MERRELL DOW INC.
             (Exact name of registrant as specified in its charter)


   Delaware                   1-5829               44-0565557
- --------------             ------------        ------------------
(State or other            (Commission            (IRS Employer
jurisdiction of            File Number)        Identification No.)
incorporation)



9300 Ward Parkway, Kansas City, Missouri                 64114
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (816) 966-4000
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                                 Not Applicable
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         (Former name or former address, if changed since last report)








                               Page 1 of 17 Pages
                           Exhibit Index is at Page 8

Item 1.   Changes in Control of Registrant.
          ---------------------------------

          CHANGE IN CONTROL. On June 28, 1995, The Dow Chemical Company, a Delaware corporation ("DCC"), RH Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of DCC ("RHAC"), and Dow Holdings Inc., a Delaware corporation and a wholly owned subsidiary of DCC ("DHI" and DCC, RHAC and DHI collectively are referred to herein as "Dow"), sold to H Pharma Acquisition Corp., a Delaware corporation ("Acquisition"), all of their 196,865,790 shares (the "Dow Shares") of the common stock, par value $.10 per share (the "Common Stock"), of Marion Merrell Dow Inc., a Delaware corporation (the "Registrant"). Acquisition is a direct wholly owned subsidiary of Hoechst Corporation, a Delaware corporation ("Parent"), which is a wholly owned subsidiary of Hoechst Aktiengesellschaft, a German corporation ("Hoechst AG"). Acquisition purchased the Dow Shares, which represent approximately 71.0% of the issued and outstanding shares of the Registrant, pursuant to a Stock Purchase Agreement dated as of May 3, 1995 (the "Stock Purchase Agreement") among Parent, Acquisition, DCC, RHAC and DHI, at a price of $25.75 per share in cash. The Stock Purchase Agreement is incorporated herein by reference as Exhibit 2.1.

          In connection with the execution and delivery of the Stock Purchase Agreement, the Registrant, DCC, Acquisition and Parent entered into an Agreement and Plan of Merger dated as of May 3, 1995 (the "Merger Agreement"), which is incorporated herein by reference as Exhibit 2.6. The purchase of the Dow Shares pursuant to the Stock Purchase Agreement is a condition precedent to the consummation of the transactions contemplated by the Merger Agreement. The Merger Agreement provides, among other things, that (i) Acquisition will be merged with and into the Registrant (the "Merger"), and the Registrant will be the surviving corporation and will become a wholly owned subsidiary of Parent, and (ii) each share of Common Stock issued and outstanding immediately prior to the effective time of the Merger will, except as otherwise expressly provided in the Merger Agreement, be converted into the right to receive $25.75 (plus, an additional contingent amount calculated on the basis of a pro rata portion of the Registrant's regular quarterly dividend) per share in cash.

          RELATED REGULATORY MATTER. On June 26, 1995, the Federal Trade Commission (the "FTC"), Hoechst AG, DCC and the Company entered into an agreement (the "FTC Agreement") pursuant to which, among other things, (i) the FTC agreed to cause the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") to be terminated by 11:00 a.m., EST, on June 27, 1995 and agreed not to take any action which would interfere with consummation of the transactions contemplated by the Stock Purchase Agreement and the Merger Agreement, (ii) Hoechst AG and the Company agreed to cooperate with the FTC in the completion of its investigation by responding promptly to requests for documents and information pursuant to the FTC's June 9 request, (iii) DCC agreed to cooperate with the FTC in its completion of its investigation by responding promptly to specific requests for documents and information and by making DCC's employees available for investigational hearings before the FTC upon reasonable notice, (iv) Hoechst AG and the Company agreed to divest certain pharmaceutical products and take certain other action in the event the FTC later concludes that the acquisition of the Company by Hoechst AG will tend substantially to lessen competition with respect to such pharmaceutical products, (v) Hoechst AG agreed not to transfer or encumber the voting securities of the Company held by Hoechst AG for a period of 30 days following substantial compliance with the FTC's June 9 request for additional information (the "Hold Separate Period") and (vi)

Hoechst AG agreed, subject to certain exceptions, to hold the Company separate and apart and to operate it independently of Hoechst AG (including not electing any affiliates of Hoechst AG to the Board) during the Hold Separate Period. The FTC Agreement is not expected to delay consummation of the Merger. The foregoing summary is qualified in its entirety by reference to the FTC Agreement which is incorporated herein by reference as
Exhibit 2.7 and is attached hereto.

          A Press Release issued by the Registrant on June 27, 1995, announcing the FTC Agreement is incorporated herein by reference as Exhibit
99.2 and is attached hereto.

          AMOUNT AND SOURCE OF CONSIDERATION. The total amount of funds required by Acquisition to purchase the Dow Shares pursuant to the Stock Purchase Agreement was approximately $5,069,294,092.50 plus the related fees and expenses (the "Dow Share Purchase Price").

          Acquisition obtained the Dow Share Purchase Price from, among other things, initial equity contributions from Hoechst AG totalling $2.5 billion. Acquisition received additional funding from Parent in the form of further equity contributions and loans. Parent obtained the funds to make such equity contributions and loans from general corporate funds and through borrowings from commercial banks and other sources. On June 22 and 23, 1995, respectively, Parent entered into definitive agreements with respect to loans from two commercial banks in connection with Acquisition's purchase of the Dow Shares. The foregoing summary is qualified in its entirety by reference to the Loan Agreements incorporated herein by reference as Exhibits 2.8 and 2.9, respectively.

          CERTAIN ARRANGEMENTS AND UNDERSTANDINGS. In accordance with the terms of the Stock Purchase Agreement, upon receipt of the Dow Share Purchase Price, Dow granted Acquisition an irrevocable proxy and irrevocably appointed Acquisition or its designees, with full power of substitution, its attorney and proxy to vote all of the Dow Shares at any meeting of the stockholders of the Registrant or in connection with any action by written consent by the stockholders of the Registrant.

          In accordance with the terms of the Merger Agreement, Parent, Acquisition or their designated affiliates have the right to designate up to such number of directors, rounded up to the next whole number, on the Registrant's Board of Directors (the "Board") that equals the product of
(i) the total number of directors on the Board, and (ii) the percentage that the number of shares of Common Stock owned by Acquisition and its affiliates (including, the Dow Shares) bears to the total number of outstanding shares of Common Stock. If Parent, Acquisition or any of their affiliates exercises such right, the Registrant also would be obligated under the Merger Agreement to use its reasonable best efforts to cause persons designated by Acquisition to constitute the same percentage as is on the Board of (i) each committee of the Board, (ii) each board of directors of each subsidiary of the Registrant designated by Acquisition and (iii) each committee of each such board. DCC also agreed that, at the time of Acquisition's purchase of the Dow Shares pursuant to the Stock Purchase Agreement, it would use its reasonable best efforts, in accordance with the terms of the Merger Agreement, to cause each employee of DCC who is on the Board to resign from the Board and from the board of directors of any subsidiary of the Registrant on which such individual serves. Parent and Acquisition, however, have waived such right against DCC until the earlier of (i) the effective time of the Merger and (ii) any subsequent notice to DCC from Acquisition and Parent revoking their waiver of such right. In addition, pursuant to the Merger Agreement, the Registrant agreed to use its reasonable best efforts to ensure that all of the members of the Board as of May 3, 1995, who are not employees of DCC, shall remain members of the Board until the effective time of the Merger. The Registrant's obligations to appoint designees to the Board are subject to
Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 promulgated thereunder. Acquisition has indicated to the Registrant that it has no current plans to designate any directors to the Board prior to the effective time of the Merger. On June 28, 1995, in connection with the purchase of the Dow Shares by Acquisition, the three DCC representatives on the Board voluntarily resigned as directors of the Registrant.

          The Registrant, Parent, DCC or their respective affiliates also entered into the following agreements, dated as of May 3, 1995, addressing proposed modifications to business operations arrangements between DCC and the Registrant: (i) Indemnity Agreement, in which Parent agreed to indemnify DCC in respect of DCC's existing guaranty in favor of the investors in Carderm Capital L.P. (incorporated herein by reference as Exhibit 2.2); (ii) Tax Allocation Agreement, in which DCC, Parent and the Registrant have agreed to an allocation of certain tax liabilities (incorporated herein by reference as Exhibit 2.3 ); and (iii) Insurance Separation Agreement, in which Parent, the Registrant, DCC and three wholly owned insurance subsidiaries of DCC have agreed to certain matters regarding insurance, reinsurance and related topics (incorporated herein by reference as Exhibit 2.4).

          Roussel Uclaf S.A. ("Roussel"), a French societe anonyme and a majority owned subsidiary of Hoechst AG, entered into an agreement dated as of May 3, 1995, with certain affiliates of DCC (the "Latin American Purchase Agreement"), to acquire the pharmaceutical business operated by DCC affiliates in Argentina, Brazil, Mexico and elsewhere in Central and South America (the "Latin American Pharmaceutical Business"). Pursuant to and subject to the terms and conditions of the Latin American Purchase Agreement, which is incorporated herein by reference as Exhibit 2.5, Roussel and/or its designated affiliates will purchase the assets of the Latin American Pharmaceutical Business (other than real property and certain other specified assets) for $140 million, subject to adjustment as provided in the Latin American Purchase Agreement. Closing under the Latin American Purchase Agreement is conditioned upon, among other things, Hoechst AG having acquired, directly or indirectly, at least a majority of the shares of Common Stock outstanding on a fully diluted basis.

          The foregoing summaries are qualified in their entirety by reference to the actual documents incorporated by reference. A Press Release issued by the Registrant on May 4, 1995, announcing the execution of the Merger Agreement and the Stock Purchase Agreement is incorporated herein by reference as Exhibit 99.1. Also, a Press Release issued by the Registrant on June 28, 1995, announcing the purchase of the Dow Shares by Acquisition is incorporated herein by reference as Exhibit 99.3 and is attached hereto.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits.

          Exhibit 2.1 Stock Purchase Agreement dated as of May 3, 1995, among Hoechst Corporation, H Pharma Acquisition Corp., The Dow Chemical Company, RH Acquisition

                         Corp. and Dow Holdings Inc. (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K of DCC dated May 3, 1995).

          Exhibit 2.2 Indemnity Agreement dated as of May 3, 1995, between Hoechst Corporation and The Dow Chemical Company (incorporated herein by reference to Exhibit 2.3 to the Current Report on Form 8-K of DCC dated May 3, 1995).

          Exhibit 2.3 Tax Allocation Agreement dated as of May 3, 1995, among The Dow Chemical Company, Hoechst
                         Corporation and Marion Merrell Dow Inc.
                         (incorporated herein by reference to Exhibit 2.4 to the Current Report on Form 8-K of DCC dated May 3, 1995).

          Exhibit 2.4 Insurance Separation Agreement dated as of May 3, 1995, among The Dow Chemical Company, Hoechst Corporation, Marion Merrell Dow Inc., Dorinco Insurance Company, Dorintal Reinsurance Ltd. and Timber Insurance Ltd. (incorporated herein by reference to Exhibit 2.8 to the Current Report on Form 8-K of DCC dated May 3, 1995).

          Exhibit 2.5 Purchase Agreement dated as of May 3, 1995, between Latin American Pharmaceutical Inc., Dow Quimica Argentina S.A., Dow Quimica Mexicana S.A., Dow Productos Quimicos LTDA, Mineracao e Quimica de Nordeste, Dow Quimica S.A., Merrell Lepetit Farmaceutica Industrial LTDA, Laboratorios Lepetit de Mexico S.A. de C.V. and Roussel Uclaf S.A. (incorporated herein by reference to Exhibit 2.14 to the Current Report on Form 8-K of DCC dated May 3, 1995).

          Exhibit 2.6 Agreement and Plan of Merger dated as of May 3, 1995, by and among Marion Merrell Dow Inc., The Dow Chemical Company, Hoechst Corporation and H Pharma Acquisition Corp. (incorporated herein by reference to Exhibit 2 to the Current Report on Form 8-K of the Registrant dated May 3, 1995).

          Exhibit 2.7 Agreement to Hold Separate dated as of June 26, 1995, by and among Hoechst AG, The Dow Chemical Company, Marion Merrell Dow Inc. and the Federal Trade Commission.

          Exhibit 2.8 Loan Agreement dated June 22, 1995, between Dai-Ichi Kangyo Bank and Hoechst Corporation
                         (incorporated herein by reference to Exhibit 18 to the Schedule 13D (Amendment No. 1) of Parent and Acquisition dated June 30, 1995).

          Exhibit 2.9 Loan Agreements dated June 23, 1995, between Dresdner Bank AG and Hoechst Corporation
                         (incorporated herein by reference to Exhibit 19 to the Schedule 13D (Amendment No. 1) of Parent and Acquisition dated June 30, 1995).

          Exhibit 99.1 Press Release issued by the Registrant on May 4, 1995 (incorporated herein by reference to Exhibit 99 to the Current Report on Form 8-K of the Registrant dated May 3, 1995).

          Exhibit 99.2   Press Release issued by the Registrant on June 27,
                         1995.

          Exhibit 99.3   Press Release issued by the Registrant on June 28,
                         1995.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MARION MERRELL DOW INC.


Date:  June 30, 1995          By:    /s/ Rebecca R. Tilden
                                     ---------------------
                                Name:    Rebecca R. Tilden
                                Title:   Assistant Vice President,
                                         Assistant General Counsel and
                                         Assistant Corporate Secretary

                                 EXHIBIT INDEX
                                 -------------

Exhibit        Description                                       Page
- -------        -----------                                       ----

  2.7          Agreement to Hold Separate dated as                9
               of June 26,1995, by and among Hoechst AG, The Dow Chemical Company, Marion Merrell
               Dow Inc. and the Federal Trade Commission.

 99.2          Press Release issued by the Registrant on         16
               June 27, 1995.

 99.3          Press Release issued by Registrant on             17
               June 28, 1995.